Exhibit-32.1 -- Certification per Sarbanes-Oxley Act (Section 906)

The undersigned, Ruth Selmon, Chief Executive Officer and Chief Financial Officer, of Neighborhood Connections, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Amended Annual Report on Form 10-KSB/A of the Company for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and

(2) the information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

Dated:  October 25, 2004

                                           /s/ Ruth Selmon
                                           ------------------------
                                               Ruth Selmon
                                               Chief Executive Officer
                                               Chief Financial Officer

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